UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2012

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 29, 2012, PPL Corporation (“PPL” or the “Company”) issued a press release announcing that, effective March 5, 2012, David G. DeCampli had been elected President and a director of PPL Energy Supply, LLC (“PPL Energy Supply”), replacing James H. Miller who will be retiring April 1, 2012, and Gregory N. Dudkin had been elected President and a director of PPL Electric Utilities Corporation (“PPL Electric”), replacing Mr. DeCampli in those positions.  A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Prior to this appointment, Mr. DeCampli has served as President of PPL Electric since April 2007 after serving since December 2006 as Senior Vice President of Transmission and Distribution Engineering and Operations of PPL Electric.  As President of PPL Energy Supply, Mr. DeCampli will receive an annual salary of $481,400.  In addition, in connection with his appointment, Mr. DeCampli was awarded $24,070 of performance units, the number of which units will be determined based on the closing price of PPL common stock on March 5, 2012, and which are to be granted under the Company’s 2012 Stock Incentive Plan, which plan is subject to approval by shareowners at PPL’s 2012 Annual Meeting of Shareowners (the “SIP”).  Mr. DeCampli was also awarded $12,040 of stock options under the SIP, the number of which options will be determined based on the closing price of PPL common stock on March 5, 2012.  In addition, Mr. DeCampli’s annual cash incentive target and long-term incentive target opportunities will be 65% and 160% of annual base salary, respectively.

Prior to this appointment, Mr. Dudkin has served since June 2009 as Senior Vice President-Operations of PPL Electric.  Prior to that, from 2006 to 2009, Mr. Dudkin served as Senior Vice President of Technical Operations and Fulfillment at Comcast Corporation.  As President of PPL Electric, Mr. Dudkin will receive an annual salary of $410,000.  In addition, in connection with his appointment, Mr. Dudkin was awarded $20,500 of performance units, the number of which units will be determined based on the closing price of PPL common stock on March 5, 2012, and which are to be granted under the SIP.  Mr. Dudkin was also awarded $10,250 of stock options under the SIP, the number of which options will be determined based on the closing price of PPL common stock on March 5, 2012.  In addition, Mr. Dudkin’s annual cash incentive target and long-term incentive target opportunities will be 50% and 145% of annual base salary, respectively.

In their new positions, Mr. DeCampli and Mr. Dudkin will each be deemed executive officers of PPL and subject to the reporting requirements and trading restrictions applicable to PPL equity securities under Section 16 of the Securities Exchange Act of 1934.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 -
Press release, dated February 29, 2012, announcing the election, effective March 5, 2012, of David G. DeCampli as President of PPL Energy Supply, LLC and Gregory N. Dudkin as President of PPL Electric Utilities Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ENERGY SUPPLY, LLC

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Chief Accounting Officer

Dated:  February 29, 2012